Q1 2024 EARNINGS

2 Forward-looking statements and non-GAAP financial measures This presentation contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding stabilization in demand, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this presentation and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions which can be negatively impacted by factors such as rising interest rates, inflation, political instability, epidemics and global trade uncertainty, (2) our ability to maintain profit margins, (3) our ability to successfully execute on business strategies and further digitalize our business model, (4) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (5) our ability to attract and retain clients, (6) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (7) new laws, regulations, and government incentives that could affect our operations or financial results, (8) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, and (9) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. In addition, we use several non-GAAP financial measures when presenting our financial results in this presentation. Please refer to the reconciliations between our GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.

3 Q1 2024 Overview Total revenue -13% ▪ Clients continued to be cost conscious and selective in the roles they chose to fill ▪ Broad-based softness in revenue trends with the exception of renewable energy projects Net loss was $2 million v. net loss of $4 million in Q1 2023 due largely to favorable tax benefits ▪ Revenue decline was partially offset by continued cost management — SG&A reduced by 13% ▪ Adjusted EBITDA1 was -$3 million v. +$3 million in Q1 2023 Strong liquidity position while returning capital to shareholders ▪ Zero debt, cash of $36 million and $140 million of borrowing availability ▪ $10 million in share repurchases with $45 million remaining under authorization 1 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results for both current and historical periods.

4 Financial summary Amounts in millions, except per share data Q1 2024 Q1 2023 Change Revenue $403 $465 -13 % Net loss -$1.7 -$4.3 NM Net loss per diluted share -$0.05 -$0.13 NM Net loss margin -0.4% -0.9% +50 bps Adjusted net income (loss)1,2 $0.8 -$2.3 NM Adj. net income (loss) per diluted share $0.03 -$0.07 NM Adj. net income (loss) margin 0.2% -0.5% +70 bps Adjusted EBITDA -$3.5 $2.9 NM Adjusted EBITDA margin -0.9% 0.6% -150 bps Notes: ▪ The change in adjusted net income (loss) margin was more favorable than that of GAAP net loss margin primarily due to workforce reduction costs, which were excluded from adjusted results. NM - Not meaningful 1 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 2 Prior period adjusted net loss measures have been recast to conform to the current presentation for comparability. Refer to the reconciliations in the appendix to this presentation and on our website for additional information.

5 Gross margin and SG&A bridges Gr os s m ar gi n 26.5% -1.5% -0.2% -0.1% 24.7% Q1 2023 Mix Workers’ compensation Bill / Pay spread Q1 2024 SG &A $123 -$18 $2 $107 Q1 2023 Core business Q1 2024 Amounts in millions 1 Represents the year-over-year change in Adjusted EBITDA exclusions impacting SG&A. Refer to the adjusted EBITDA reconciliation in the appendix to this presentation for more information. Adjusted EBITDA exclusions1

6 Q1 2024 Results by segment Amounts in millions PeopleReady PeopleScout PeopleManagement Revenue $223 $46 $134 % Change -12% -33% -7% Segment profit1 -$5 $5 $3 % Change NM -45% NM % Margin -2.3% 10.5% 2.1% Change -260 bps -230 bps +220 bps Notes: ▪ Revenue: • Softness across most verticals and geographies partially offset by growth in renewable energy work ▪ Segment profit margin: ▪ Contraction due to lower operating leverage as revenue declined ▪ Revenue: • Reduced client hiring volumes due to continued cost pressures ▪ Segment profit margin: ▪ Contraction due to lower operating leverage as revenue declined ▪ Revenue: • Lower on-site client volumes, primarily in the retail end market ▪ Segment profit margin: ▪ Expansion due to disciplined cost management NM - Not meaningful 1 We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment.

7 Strong balance sheet with zero debt and ample liquidity $344 $365 $148 $176 $294 $293 $86 $140 $50 $72 $62 $36 Borrowing availability Cash 2021 2022 2023 Q1 2024 Amounts in millions Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Borrowing availability is based on maximum borrowing availability under our most restrictive covenant. 2 Buyback ratio calculated as the dollar value of share repurchases during the period divided by our market capitalization at the beginning of the fiscal period. Liquidity Share repurchases 1 $17 $61 $34 $10 2% 6% 5% 2% Share repurchases Buyback ratio 2021 2022 2023 YTD Q1 2024 2

Outlook

9 Select outlook information Item Q2 2024 Commentary Revenue $400M to $425M -16% to -10% v. prior year Assumes current market conditions continue into Q2 with a less challenging prior year comparison and includes -1 point from Canada sale. Gross margin -140 to -100 bps v. prior year Gross margin decline due to changes in business mix partially offset by a benefit from a COVID-19 government subsidy. Refer to EBITDA adjustments for additional information. SG&A $97M to $101M SG&A decline driven by disciplined cost management and a benefit from a COVID-19 government subsidy. Refer to the EBITDA adjustments for additional information. EBITDA adjustments1 -$7M • -$10M in COVID-19 government subsidy benefit (-$3M cost of services and -$7M SG&A) • +$1M in PeopleReady technology upgrade costs • +$2M in SaaS amortization Shares 30.5M Reflects basic weighted average shares outstanding and does not include the impact of any potential share repurchases. Item FY 2024 Commentary CapEx2 $23M to $27M Depreciation expected to be $24M to $28M. Tax Rate 24% to 28% Reflects our statutory income tax rate before job tax credits. We expect job tax credits of $4M to $8M. 1 Refer to the appendix to this presentation for a definition of non-GAAP financial measures. 2 Includes planned investments in software as a service (SaaS) assets capitalized in other long-term assets with the related amortization recorded in SG&A.

Appendix

11 NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP measure Definition Purpose of adjusted measures Adjusted net income (loss) and Adjusted net income (loss) per diluted share Net loss and net loss per diluted share, excluding: – gain on divestiture, – amortization of intangibles, – PeopleReady technology upgrade costs, – other adjustments, net, and – tax effect of the adjustments to U.S. GAAP. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management. EBITDA and Adjusted EBITDA EBITDA excludes from net loss: – income tax benefit, – interest and other (income) expense, net, and – depreciation and amortization. Adjusted EBITDA, further excludes: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – PeopleReady technology upgrade costs, – other adjustments, net. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management. Adjusted SG&A expense Selling, general and administrative expense excluding: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – PeopleReady technology upgrade costs, – other adjustments, net. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

12 1. RECONCILIATION OF U.S. GAAP NET LOSS TO ADJUSTED NET INCOME (LOSS) AND ADJUSTED NET INCOME (LOSS) PER DILUTED SHARE (Unaudited) 13 weeks ended (in thousands, except for per share data) Mar 31, 2024 Mar 26, 2023 Net loss $ (1,698) $ (4,289) Gain on divestiture (1) (745) — Amortization of intangible assets 1,521 1,270 PeopleReady technology upgrade costs (2) 385 32 Other adjustments, net (3) 2,253 1,397 Tax effect of adjustments to net income (loss) (4) (888) (702) Adjusted net income (loss) $ 828 $ (2,292) Adjusted net income (loss) per diluted share $ 0.03 $ (0.07) Diluted weighted average shares outstanding 31,380 32,292 Margin / % of revenue: Net loss (0.4) % (0.9) % Adjusted net income (loss) 0.2% (0.5) % Refer to the last slide of the appendix for footnotes.

13 2. RECONCILIATION OF U.S. GAAP NET LOSS TO EBITDA AND ADJUSTED EBITDA (Unaudited) Refer to the last slide of the appendix for footnotes. 13 weeks ended (in thousands) Mar 31, 2024 Mar 26, 2023 Net loss $ (1,698) $ (4,289) Income tax benefit (12,212) (640) Interest and other (income) expense, net (1,599) (1,014) Depreciation and amortization 7,958 6,411 EBITDA (7,551) 468 Third-party processing fees for hiring tax credits (5) 90 120 Amortization of software as a service assets (6) 1,343 868 PeopleReady technology upgrade costs (2) 385 32 Other adjustments, net (3) 2,253 1,397 Adjusted EBITDA $ (3,480) $ 2,885 Margin / % of revenue: Net loss (0.4) % (0.9) % Adjusted EBITDA (0.9) % 0.6%

14 3. RECONCILIATION OF U.S. GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSE TO ADJUSTED SG&A EXPENSE (Unaudited) Refer to the last slide of the appendix for footnotes. 13 weeks ended (in thousands) Mar 31, 2024 Mar 26, 2023 Selling, general and administrative expense $ 106,937 $ 122,645 Third-party processing fees for hiring tax credits (5) (90) (120) Amortization of software as a service assets (6) (1,343) (868) PeopleReady technology upgrade costs (2) (385) (32) Other adjustments, net (3) (2,157) (1,189) Adjusted SG&A expense $ 102,962 $ 120,436 % of revenue: Selling, general and administrative expense 26.5% 26.4 % Adjusted SG&A expense 25.6% 25.9%

15 Footnotes: (1) Gain on divestiture of PeopleReady’s Canadian staffing business, sold late February 2024. (2) Costs associated with upgrading legacy PeopleReady technology. (3) Other adjustments for the 13 weeks ended March 31, 2024 and March 26, 2023 primarily include workforce reduction costs of $1.9 million ($0.1 million in cost of services and $1.8 million in selling, general and administrative expense) and $1.2 million ($0.2 million in cost of services and $1.0 million in selling, general and administrative expense), respectively. (4) Tax effect of the adjustments to U.S. GAAP net loss. The tax effect includes the application of our statutory rate of 26% to all taxable / deductible adjustments. Note, prior periods were reported using the effective rate for the respective period and have been recast to conform to the current presentation for comparability. Please refer to the reconciliations on the financial results page under the investor relations section of our website for additional information on comparable historical periods. (5) These third-party processing fees are associated with generating hiring tax credits. (6) Amortization of software as a service assets is reported in selling, general and administrative expense.